                                                                    Exhibit 10.1

                           AMENDMENT TO LOAN AGREEMENT

          THIS AMENDMENT TO LOAN AGREEMENT is made as of September 16, 2008, by and between COMMUNITY SHORES BANK CORPORATION, a Michigan corporation, 1030 West Norton Avenue, Muskegon, Michigan 49441 ("BORROWER") and FIFTH THIRD BANK, a Michigan banking corporation, 111 Lyon N.W., Grand Rapids, Michigan 49503 ("LENDER").

          Borrower and Lender are parties to a Loan Agreement dated September 7, 2007, ("AGREEMENT"). They want to amend the Agreement.

          Borrower and Lender agree as follows:

          1. Each capitalized term that this Amendment uses but does not define has the meaning that the Agreement gives it.

          2. Simultaneously with the execution and delivery of this Amendment, Borrower shall execute and deliver to Lender a Revolving Credit Note in the form attached to this Amendment as SCHEDULE A ("NEW NOTE"). Effective immediately, the term "Revolving Credit Note" as used in the Agreement means the New Note, and from and after the date of this Amendment, all Revolving Credit Loans shall be evidenced by and payable with interest in accordance with the terms of the New Note.

          3. Section 3.6 of the Agreement is amended, effective immediately, by changing the date set forth in the first sentence of that section to September 1, 2009.

          4. The Agreement is amended, effective immediately, by adding a new
Section 3A reading as follows:

     "SECTION 3A. SECURITY.

          To secure payment and performance of all Lender Indebtedness:

          3.1 Borrower shall execute and deliver to Lender an agreement, in form and substance satisfactory to Lender, under which Borrower shall grant to Lender a first-priority, perfected security interest in all of the shares of the capital stock of Bank that Borrower now owns or acquires in the future.

          3.2 Borrower shall sign and deliver to Lender, and shall cause third parties to sign and deliver, all financing statements, assignments, and other documents, agreements and instruments, and shall take all further actions, and shall cause third parties to take all further actions, that Lender reasonably requests in connection with the perfection or priority of the security provided for above."

          5. Borrower represents and warrants to Lender that (a) Borrower owns all of the issued and outstanding shares of the capital stock of Bank and (b) Borrower represents and warrants to Lender that Borrower is not obligated to any Person, including, without limitation, Bank, on or with respect to any Indebtedness other than Lender Indebtedness.

          6. Simultaneously with the execution and delivery of this Agreement, Borrower shall pay to Lender a processing fee in the amount of $500.

          7. Borrower represents and warrants to Lender that Event of Default has not occurred.

          8. Except as expressly amended by this Amendment, all of the provisions of the Agreement are ratified and confirmed.


          Borrower and Lender have signed this Amendment as of the date stated above.


                                        COMMUNITY SHORES BANK CORPORATION


                                        By /s/ Heather D. Brolick
                                           -------------------------------------
                                           Heather D. Brolick
                                        Its President and Chief Executive
                                            Officer


                                        And by /s/ Tracey A. Welsh
                                               ---------------------------------
                                               Tracey A. Welsh
                                        Its Chief Financial officer


                                        FIFTH THIRD BANK


                                        By /s/ Dennis S. Schichtel
                                           -------------------------------------
                                            Dennis S. Schichtel
                                        Its Vice President

                                   SCHEDULE A

                              REVOLVING CREDIT NOTE


                                                          Grand Rapids, Michigan
$5,000,000                                                    September 16, 2008

          FOR VALUE RECEIVED, the undersigned COMMUNITY SHORES BANK CORPORATION, a Michigan corporation of Muskegon, Michigan ("BORROWER"), promises to pay to the order of FIFTH THIRD BANK, a Michigan banking corporation ("LENDER"), at Lender's main office in Grand Rapids, Michigan, or at any other place that the holder of this Note designates in writing, the sum of Five Million Dollars ($5,000,000) or any lesser amount that Lender shall have loaned to Borrower under Section 3 of a certain Loan Agreement dated September 7, 2007, between Borrower and Lender ("LOAN AGREEMENT"), together with interest (computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed) on the unpaid balance at an annual rate equal to the Index Rate plus 1% (100 basis points) until maturity and after maturity at an annual rate equal to the Index Rate plus 3% (300 basis points). Any change in the interest rate on this Note that is occasioned by a change in the Index Rate shall be effective on the day of the change in the Index Rate.

          "INDEX RATE" means the interest rate that Lender designates from time to time as its "prime" interest rate. Borrower acknowledges that the rate that Lender designates as its "prime" interest rate at any given time is not the lowest rate of interest that is available to Lender's commercial customers at that time.

          The interest on this Note shall be payable quarterly beginning November 1, 2008, and continuing on the first day of each succeeding February, May, August and November until the principal is paid in full. The principal of this Note shall be payable as provided in Section 3 of the Loan Agreement.

          If Borrower does not make a payment of interest within ten days after it is due, then Borrower shall immediately pay to Lender a late charge in an amount equal to the greater of Fifty Dollars ($50) or 1/10 of 1% of the unpaid principal balance of this Note on the date the late charge is assessed. This is in addition to Lender's other rights and remedies for default in payment of interest when due.

          This Note evidences Borrower's indebtedness to Lender by reason of loans made and to be made from time to time under Section 3 of the Loan Agreement ("LOANS"). Lender's records shall be prima facie evidence of all loans and prepayments and of the indebtedness outstanding under this Note at any time. The holder of this Note shall have all of the rights and powers set forth in the Loan Agreement as though they were fully set forth in this Note Reference is made to the Loan Agreement for a statement of the conditions under which the principal of this Note and accrued interest may become immediately due and payable without demand. Subject to the preceding sentence, the maturity date of this Note and of all Loans is September 1, 2009, unless Lender extends it under Section 3 of the Loan Agreement.

          In this Note, "MATURITY" means the time when the entire remaining unpaid principal balance of this Note is or becomes immediately due and payable.

          Except as otherwise provided in the Loan Agreement, the undersigned waives protest, presentment, demand and notice of nonpayment.


                                        COMMUNITY SHORES BANK CORPORATION


                                        By
                                           -------------------------------------
                                           Heather D. Brolick
                                        Its President and Chief Executive
                                            Officer


                                        And by
                                               ---------------------------------
                                               Tracey A. Welsh
                                        Its Chief Financial Officer

ATTEST:


-------------------------------------
Ralph R. Berggren
Its Secretary

                              REVOLVING CREDIT NOTE

                                                          Grand Rapids, Michigan
$5,000,000                                                    September 16, 2008

          FOR VALUE RECEIVED, the undersigned COMMUNITY SHORES BANK CORPORATION, a Michigan corporation of Muskegon, Michigan ("BORROWER"), promises to pay to the order of FIFTH THIRD BANK, a Michigan banking corporation ("LENDER"), at Lender's main office in Grand Rapids, Michigan, or at any other place that the holder of this Note designates in writing, the sum of Five Million Dollars ($5,000,000) or any lesser amount that Lender shall have loaned to Borrower under Section 3 of a certain Loan Agreement dated September 7, 2007, between Borrower and Lender ("LOAN AGREEMENT"), together with interest (computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed) on the unpaid balance at an annual rate equal to the Index Rate plus 1% (100 basis points) until maturity and after maturity at an annual rate equal to the Index Rate plus 3% (300 basis points). Any change in the interest rate on this Note that is occasioned by a change in the Index Rate shall be effective on the day of the change in the Index Rate.

          "INDEX RATE" means the interest rate that Lender designates from time to time as its "prime" interest rate. Borrower acknowledges that the rate that Lender designates as its "prime" interest rate at any given time is not the lowest rate of interest that is available to Lender's commercial customers at that time.

          The interest on this Note shall be payable quarterly beginning November 1, 2008, and continuing on the first day of each succeeding February, May, August and November until the principal is paid in full. The principal of this Note shall be payable as provided in Section 3 of the Loan Agreement.

          If Borrower does not make a payment of interest within ten days after it is due, then Borrower shall immediately pay to Lender a late charge in an amount equal to the greater of Fifty Dollars ($50) or 1/10 of 1% of the unpaid principal balance of this Note on the date the late charge is assessed. This is in addition to Lender's other rights and remedies for default in payment of interest when due.

          This Note evidences Borrower's indebtedness to Lender by reason of loans made and to be made from time to time under Section 3 of the Loan Agreement ("LOANS"). Lender's records shall be prima facie evidence of all loans and prepayments and of the indebtedness outstanding under this Note at any time. The holder of this Note shall have all of the rights and powers set forth in the Loan Agreement as though they were fully set forth in this Note Reference is made to the Loan Agreement for a statement of the conditions under which the principal of this Note and accrued interest may become immediately due and payable without demand. Subject to the preceding sentence, the maturity date of this Note and of all Loans is September 1, 2009, unless Lender extends it under Section 3 of the Loan Agreement.

          In this Note, "MATURITY" means the time when the entire remaining unpaid principal balance of this Note is or becomes immediately due and payable.

          Except as otherwise provided in the Loan Agreement, the undersigned waives protest, presentment, demand and notice of nonpayment.


                                        COMMUNITY SHORES BANK CORPORATION


                                        By /s/ Heather D. Brolick
                                           -------------------------------------
                                           Heather D. Brolick
                                        Its President and Chief Executive
                                            Officer


                                        And by /s/ Tracey A. Welsh
                                               ---------------------------------
                                               Tracey A. Welsh
                                        Its Chief Financial Officer


ATTEST:


/s/ Ralph R. Berggren
-------------------------------------
Ralph R. Berggren
Its Secretary

                                PLEDGE AGREEMENT

          THIS PLEDGE AGREEMENT is made as of September 16, 2008, by and between COMMUNITY SHORES BANK CORPORATION, a Michigan corporation, of 1030 West Norton Avenue, Muskegon, Michigan 49441, ("DEBTOR"), and FIFTH THIRD BANK, a Michigan banking corporation, of 111 Lyon Street, N.W., Grand Rapids, Michigan 49503 ("SECURED PARTY").

     1. GRANT OF SECURITY INTEREST. Debtor grants to Secured Party a security interest in all shares of the capital stock of Community Shores Bank, a Michigan banking corporation, that Debtor now owns and acquires in the future and in (1) all securities, security entitlements and other financial assets, instruments and other property ("ADDITIONAL PROPERTY") that Debtor at any time receives or is entitled to receive by reason of any stock dividend, stock split, recapitalization, reclassification, merger, consolidation, liquidation, exchange, renewal, redemption, substitution or other transaction regarding the above-described property or regarding any Additional Property, (2) all dividends, interest and other distributions that Debtor at any time receives or is entitled to receive in respect of any of the above-described property or any Additional Property and (3) all proceeds of the foregoing. The foregoing properties and proceeds are referred to in this Agreement as "COLLATERAL."

     2. INDEBTEDNESS SECURED. Debtor gives this security interest to secure payment and performance of ALL OBLIGATIONS AND INDEBTEDNESS THAT DEBTOR NOW AND IN THE FUTURE OWES TO SECURED PARTY, including, but not limited to, all future advances and all obligations and indebtedness to Secured Party under this Agreement and under all other security agreements, loan agreements, pledge agreements, assignments, mortgages, guaranties, notes, leases and other agreements, instruments and documents, that Debtor has signed or in the future signs, and all extensions or renewals of such indebtedness and obligations. The indebtedness and obligations that Debtor now owes to Secured Party include, BUT ARE NOT NECESSARILY LIMITED TO, the obligations and indebtedness that are evidenced by the following:

INSTRUMENT, DOCUMENT,
    OR AGREEMENT               DATE              AMOUNT
---------------------   ------------------   ---------------
Loan Agreement          September 7, 2007    _______________

Revolving Credit Note   September 16, 2008   $5,000,000

This security interest secures all indebtedness and obligations that Debtor now and in the future owes to Secured Party, regardless of whether any such indebtedness or obligation is (1) not presently intended or contemplated by Debtor or Secured Party, (2) indirect, contingent or secondary, (3) unrelated to the Collateral or to any financing of the Collateral by Secured Party, (4) of a kind or class that is different from any indebtedness or obligation that Debtor now owes to Secured Party, (5) now or in the future evidenced by a note or other document that does not refer to this security interest or this Agreement or (6) not referred to in this Agreement.

          The indebtedness and obligations that this security interest secures are collectively called the "INDEBTEDNESS."

     3. WARRANTIES AND REPRESENTATIONS. Debtor represents and warrants to, and agrees with, Secured Party as follows:

          (a) Debtor is a corporation and is organized and validly existing in good standing under the laws of the State of Michigan; Debtor has full power and authority to enter into and perform its obligations under this Agreement; the signing, delivery and performance of this Agreement have been duly authorized by all necessary action of Debtor's board of directors and will not violate Debtor's articles of incorporation or bylaws; and this Agreement is Debtor's valid and binding obligation, enforceable in accordance with its terms.

          (b) Debtor owns the Collateral and has the unqualified right to transfer the Collateral to Secured Party. The Collateral is not subject to any security interest, lien, encumbrance, adverse claim or other claim in favor of any third party, or to any right or option of any third party to purchase or acquire any of the Collateral.

          (c) Each instrument, security or other financial asset included in the Collateral is genuine and what it purports to be and has not been materially altered. Each security included in the Collateral is validly issued, fully paid and not subject to calls or assessments.

          (d) Debtor's address set forth on the first page of this Agreement is the location of Debtor's chief executive office.

     4. AGREEMENTS OF DEBTOR. Debtor agrees that:

          (a) Debtor shall promptly sign and deliver to Secured Party all stock powers, bond powers, assignments, endorsements, powers of attorney, agreements, instructions to issuers, securities intermediaries and other parties and other documents that Secured Party from time to time requests to perfect

     Secured Party's security interest in the Collateral or to facilitate transfer of the Collateral.

          (b) Debtor shall not sell, lease, transfer, or assign any Collateral or any interest in any Collateral or permit any Collateral to be transferred by operation of law.

          (c) Debtor shall pay promptly when due all taxes and assessments upon the Collateral or for its use or ownership.

          (d) Debtor shall furnish to Secured Party all information regarding the Collateral that Secured Party requests and shall allow Secured Party at any reasonable time to inspect Debtor's records regarding the Collateral.

          (e) Debtor shall promptly deliver to Secured Party all certificates and other instruments or documents that evidence title or rights to the Collateral, including certificates and other instruments and documents that Debtor receives in the future.

          (f) Debtor shall immediately notify Secured Party in writing of any change in Debtor's name, identity or corporate structure and of any change in the location of Debtor's chief executive office.

     5. SECURED PARTY'S RIGHTS.

          (a) If Debtor fails to perform any of Debtor's obligations under this Agreement, then Secured Party may, without giving Debtor notice to or obtaining the consent of Debtor, perform that obligation on Debtor's behalf. (This may include, for example, signing stock powers and other documents described in Paragraph 4(a) above.) To the extent necessary, Debtor appoints Secured Party as Debtor's agent and attorney-in-fact with full power and authority to perform those obligations. Debtor shall reimburse Secured Party on demand for any expense that Secured Party incurs in performing any obligation and shall pay to Secured Party interest on the expense, from the date on which Secured Party incurred the expense, at an annual rate equal to five percent above the rate of interest that Secured Party designates from time to time as its "prime" interest rate. Secured Party is not required to perform an obligation that Debtor has failed to perform. If Secured Party does so, then that will not be a waiver of Secured Party's right to declare the Indebtedness immediately due and payable because of Debtor's failure to perform.

          (b) With respect to the custody and preservation of Collateral in its possession, Secured Party's only duty will be to use reasonable care. Secured Party shall not have any obligation to take any steps necessary to preserve rights against prior parties. Secured Party shall not have any duty to sell any

     Collateral even if its value declines. Secured Party shall not have any obligation to exercise, or to notify Debtor of, any conversion or redemption rights or to take any similar action with regard to any Collateral.

     6. DEFAULT AND ACCELERATION. If any of the following occurs, then the Indebtedness shall, at Secured Party's option, become immediately due and payable, without notice or demand to Debtor:

          (a) If an Event of Default, as defined in the Loan Agreement referred to in Paragraph 2 of this Agreement, occurs.

          (b) If the issuer of or obligor on any of the Collateral defaults in any obligation of the issuer or obligor under the terms of that Collateral or under any agreement that gives Secured Party control over any of the Collateral or if any warranty or representation made by the issuer or obligor in any such agreement shall have been false in any material respect or if a petition for relief is filed by or against the issuer or obligor under any chapter of the federal Bankruptcy Code.

          (c) If a securities intermediary defaults in the performance of any obligation under any existing or future agreement that gives Secured Party control over any Collateral or if any warranty or representation made by the securities intermediary in any such agreement shall have been false in any material respect when made or if a petition for relief is filed by or against such a securities intermediary under any chapter of the federal Bankruptcy Code.

     7. REMEDIES. Secured Party shall have all of the rights and remedies of a secured party under applicable laws. Without limiting those rights and remedies, if all or any part of the Indebtedness is not paid at maturity, then:

          (a) Secured Party shall have the right, but no obligation, to exercise and enforce any or all of Debtor's rights and remedies with respect to the Collateral, including, but not limited to, the right to demand, enforce payment of, collect and receive all dividends, interest, principal payments and other sums that are at any time owing with respect to any of the Collateral and to apply the sums to the Indebtedness in any manner that Secured Party determines.

          (b) Secured Party may sell or otherwise dispose of the Collateral in any commercially reasonable manner. Any notification that Secured Party is required to give to Debtor regarding any sale or other disposition of Collateral shall be considered reasonable if Secured Party mails or otherwise sends or delivers it to Debtor at least fifteen days before the sale or other disposition.

          (c) Second Party shall apply the proceeds of any collection or disposition of Collateral first to Secured Party's attorney fees and expenses, as provided in Paragraph 8 of this Agreement, and then to the Indebtedness, in any manner that Secured Party determines, and Debtor shall be liable for any deficiency remaining.

          All rights and remedies of Secured Party shall be cumulative and may be exercised from time to time.

     8. EXPENSES. Debtor shall reimburse Secured Party on demand for all attorney fees, legal expenses, and other expenses that Secured Party incurs in protecting and enforcing Secured Party's rights under this Agreement. This includes fees and expenses incurred in trying to obtain possession of Collateral from Debtor, a trustee or receiver in bankruptcy or any other person. Secured Party may apply any proceeds of collection or disposition of Collateral to Secured Party's reasonable attorney fees, legal expenses and other expenses.

     9. AMENDMENTS AND WAIVERS. A provision of this Agreement may not be modified or waived except by a written agreement signed by Secured Party. Secured Party shall continue to have all of Secured Party's rights under this Agreement even if Secured Party does not fully and promptly exercise them on all occasions.

     10. NOTICES. Any notice to Debtor or Secured Party shall be considered to have been given if and when it is mailed, with postage prepaid, to the respective address of Debtor or Secured Party appearing on the first page of this Agreement or if and when it is delivered personally.

     11. OTHER. In this Agreement, "MATURITY" of any of the Indebtedness means the time when that Indebtedness has become due and payable, for whatever reason (including, for example, acceleration due to default or bankruptcy). This Agreement shall be binding upon and inure to the benefit of Debtor and Secured Party and their successors and assigns.

               [Remainder of this page intentionally left blank.]

          SECURED PARTY AND DEBTOR EACH IRREVOCABLY AND UNCONDITIONALLY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION, INCLUDING ANY CLAIM, COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM ("CLAIM"), THAT IS BASED UPON, ARISES OUT OF OR RELATES TO THIS PLEDGE AGREEMENT OR THE INDEBTEDNESS, INCLUDING, WITHOUT LIMITATION, ANY CLAIM THAT IS BASED UPON, ARISES OUT OF OR RELATES TO ANY ACTION OR INACTION OF SECURED PARTY IN CONNECTION WITH ANY ACCELERATION OF THE INDEBTEDNESS OR ANY ENFORCEMENT OF SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL.

          Debtor and Secured Party have signed this Pledge Agreement as of the date stated on the first page.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By /s/ Heather D. Brolick
                                           -------------------------------------
                                           Heather D. Brolick
                                        Its President & Chief Executive Officer


                                                                          DEBTOR


                                        FIFTH THIRD BANK

                                        By /s/ Dennis Schichtel
                                           -------------------------------------
                                           Dennis Schichtel
                                        Its Vice President

                                                                   SECURED PARTY

                             IRREVOCABLE STOCK POWER

          COMMUNITY SHORES BANK CORPORATION, a Michigan corporation ("BORROWER"), is the owner of 1,000,000 shares of the common stock, $1.00 par value, of Community Shores Bank, a Michigan banking corporation ("SUBSIDIARY"), evidenced by Stock Certificate No. 1 issued to Borrower by Subsidiary ("SHARES").

          Borrower has granted to FIFTH THIRD BANK, a Michigan banking corporation ("BANK"), a security interest in the Shares, pursuant to a Pledge Agreement dated as of the date of this Stock Power ("PLEDGE AGREEMENT").

          Borrower constitutes and appoints Bank as Borrower's attorney-in-fact, for Borrower and in Borrower's name and behalf, upon the occurrence of an Event of Default, as defined in a certain Loan Agreement dated as of the date of this Stock Power between Bank and Borrower, to assign and transfer to Bank, as pledgee and secured party, the Shares and all other shares of Subsidiary that Borrower acquires in the future and for that purpose to make and execute all necessary acts of assignment and transfer.

          The powers that Borrower grants to Bank in this Irrevocable Stock Power are irrevocable and shall continue as long as the Pledge Agreement continues in effect.

          Borrower has executed this Irrevocable Stock Power as of September 16, 2008.

                                        COMMUNITY SHORES BANK CORPORATION


                                        By /s/ Heather D. Brolick
                                           -------------------------------------
                                           Heather D. Brolick
                                        Its President & Chief Executive Officer

Attest:


/s/ Ralph R. Berggren
-------------------------------------
Ralph R. Berggren
It Secretary